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                                                                   EXHIBIT 10.11

                                SECOND ADDENDUM
                            TO THE LEASE AGREEMENT
                            DATED DECEMBER 19, 1997
                                BY AND BETWEEN
             CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY, LLC
                                      AND
                      CALIFORNIA CASINO MANAGEMENT, INC.


Be it known that Crystal Park Hotel and Casino Development Company, LLC (hereafter referred to as LANDLORD) and California Casino Management, Inc. (hereafter referred to as TENANT) do hereby agree to amend the above stated lease (hereafter referred to as ORIGINAL LEASE) as follows:

LANDLORD and TENANT (hereafter jointly referred to as PARTIES) do agree that commencing on November 1, 1998 and continuing through December 31, 1999 the monthly lease payments by TENANT to LANDLORD relative to the property addressed in the ORIGINAL LEASE shall be $100,000 (one-hundred-thousand dollars) per month.

PARTIES agree that provided TENANT makes the above stated lease payments to LANDLORD that LANDLORD will deem TENANT to be in full compliance with the lease between PARTIES and not in default thereof.

All other terms of the original lease shall be deemed to be unmodified and in full force.

By their signatures below, or those of their authorized agents, PARTIES agree to be bound by the above.

Signed :

Crystal Park Hotel and Casino               California Casino Management, Inc.,
Development Company, LLC                    TENANT
LANDLORD,


BY:                                          BY:

 /s/ G. Michael Finnigan                      /s/  Leo Chu
---------------------------                  ------------------------
                                             Leo Chu
its:                                         its:

---------------------------                  President/General Manager

Date: 8 Mar 99                               Date: 3-5-99
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